Exhibit 24


                               POWER OF ATTORNEY
                               -----------------


         The undersigned, Chairman of the Board, President, and Chief Executive Officer of BankAmerica Corporation, hereby constitutes and appoints Cheryl Sorokin, Jeffrey R. Lapic, Willie C. Bogan and Venrice R. Palmer, and each of them, his attorneys-in-fact, each with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign registration statements under the Securities Act of 1933 relating to employee benefit plans of this Corporation and/or any participating subsidiaries, including, but not limited to, the BankAmerica 401(k) Investment Plan, the BankAmerica Deferred Compensation Plan, the Management Incentive Stock Plan, the 1992 and 1987 Management Stock Plans, Stock Option Plan B, the BankAmerica Corporation Performance Equity Program (or any other long-term incentive plan), and all
amendments   (including   post-effective   amendments)   to  such   registration
statements.

         This power of attorney, unless earlier revoked or terminated, will terminate on January 31, 1999.


Dated: 2/2, 1998


                                                 /s/  DAVID A. COULTER
                                                 ---------------------
                                                      David A. Coulter



[Principal Executive Officer-Employee Benefit Plans]

                                                                      Exhibit 24


                               POWER OF ATTORNEY
                               -----------------


         The undersigned, Vice Chairman and Chief Financial Officer of BankAmerica Corporation, hereby constitutes and appoints Cheryl Sorokin, Jeffrey
R.  Lapic,  Willie  C.  Bogan  and  Venrice  R.  Palmer,  and each of them,  his attorneys-in-fact, each with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign registration statements under the Securities Act of 1933 relating to employee benefit plans of this Corporation and/or any participating subsidiaries, including, but not limited to, the BankAmerica 401(k) Investment Plan, the BankAmerica Deferred Compensation Plan, the Management Incentive Stock Plan, the 1992 and 1987 Management Stock Plans, Stock Option Plan B, the BankAmerica Corporation Performance Equity Program (or any other long-term incentive plan), and all
amendments   (including   post-effective   amendments)   to  such   registration
statements.

         This power of attorney, unless earlier revoked or terminated, will terminate on January 31, 1999.


Dated: 2/2, 1998


                                               /s/  MICHAEL E. O'NEILL
                                               -----------------------
                                                    Michael E. O'Neill



[Principal Financial Officer-Employee Benefit Plans]

                                                                      Exhibit 24


                               POWER OF ATTORNEY
                               -----------------


         The undersigned, an Executive Vice President and the Chief Accounting Officer of BankAmerica Corporation, hereby constitutes and appoints Cheryl Sorokin, Jeffrey R. Lapic, Willie C. Bogan and Venrice R. Palmer, and each of them, his attorneys-in-fact, each with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign registration statements under the Securities Act of 1933 relating to employee benefit plans of this Corporation and/or any participating subsidiaries, including, but not limited to, the BankAmerica 401(k) Investment Plan, the BankAmerica Deferred Compensation Plan, the Management Incentive Stock Plan, the 1992 and 1987 Management Stock Plans, Stock Option Plan B, the BankAmerica Corporation Performance Equity Program (or any other long-term incentive plan), and all
amendments   (including   post-effective   amendments)   to  such   registration
statements.

         This power of attorney, unless earlier revoked or terminated, will terminate on January 31, 1999.


Dated: February 2, 1998


                                                  /s/  JOHN J. HIGGINS
                                                  --------------------
                                                       John J. Higgins




[Financial Controller-Employee Benefit Plans]

                                                                      Exhibit 24


                               POWER OF ATTORNEY
                               -----------------


         The undersigned, a Director of BankAmerica Corporation, hereby constitutes and appoints Cheryl Sorokin, Jeffrey R. Lapic, Willie C. Bogan and Venrice R. Palmer, and each of them, his or her attorneys-in-fact, each with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign registration statements under the Securities Act of 1933 relating to employee benefit plans of this Corporation and/or any participating subsidiaries, including, but not limited to, the BankAmerica 401(k) Investment Plan, the BankAmerica Deferred Compensation Plan, the Management Incentive Stock Plan, the 1992 and 1987 Management Stock Plans, Stock Option Plan B, the BankAmerica Corporation Performance Equity Program (or any other long-term incentive plan), and any and all amendments (including post-effective amendments) to such registration statements.

         This power of attorney, unless earlier revoked or terminated, will terminate on January 31, 1999.


Dated: 1/28, 1998


                                              /s/  JOSEPH F. ALIBRANDI
                                              ------------------------
                                                   Joseph F. Alibrandi



[Director-Employee Benefit Plans]

                                                                      Exhibit 24


                               POWER OF ATTORNEY
                               -----------------


         The undersigned, a Director of BankAmerica Corporation, hereby constitutes and appoints Cheryl Sorokin, Jeffrey R. Lapic, Willie C. Bogan and Venrice R. Palmer, and each of them, his or her attorneys-in-fact, each with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign registration statements under the Securities Act of 1933 relating to employee benefit plans of this Corporation and/or any participating subsidiaries, including, but not limited to, the BankAmerica 401(k) Investment Plan, the BankAmerica Deferred Compensation Plan, the Management Incentive Stock Plan, the 1992 and 1987 Management Stock Plans, Stock Option Plan B, the BankAmerica Corporation Performance Equity Program (or any other long-term incentive plan), and any and all amendments (including post-effective amendments) to such registration statements.

         This power of attorney, unless earlier revoked or terminated, will terminate on January 31, 1999.


Dated: 2/1, 1998


                                                 /s/  PETER B. BEDFORD
                                                 ---------------------
                                                      Peter B. Bedford

[Director-Employee Benefit Plans]

                                                                      Exhibit 24


                               POWER OF ATTORNEY
                               -----------------


         The undersigned, a Director of BankAmerica Corporation, hereby constitutes and appoints Cheryl Sorokin, Jeffrey R. Lapic, Willie C. Bogan and Venrice R. Palmer, and each of them, his or her attorneys-in-fact, each with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign registration statements under the Securities Act of 1933 relating to employee benefit plans of this Corporation and/or any participating subsidiaries, including, but not limited to, the BankAmerica 401(k) Investment Plan, the BankAmerica Deferred Compensation Plan, the Management Incentive Stock Plan, the 1992 and 1987 Management Stock Plans, Stock Option Plan B, the BankAmerica Corporation Performance Equity Program (or any other long-term incentive plan), and any and all amendments (including post-effective amendments) to such registration statements.

         This power of attorney, unless earlier revoked or terminated, will terminate on January 31, 1999.


Dated: Jan 29, 1998


                                                /s/  RICHARD A. CLARKE
                                                ----------------------
                                                     Richard A. Clarke



[Director-Employee Benefit Plans]

                                                                      Exhibit 24


                               POWER OF ATTORNEY
                               -----------------


         The undersigned, a Director of BankAmerica Corporation, hereby constitutes and appoints Cheryl Sorokin, Jeffrey R. Lapic, Willie C. Bogan and Venrice R. Palmer, and each of them, his or her attorneys-in-fact, each with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign registration statements under the Securities Act of 1933 relating to employee benefit plans of this Corporation and/or any participating subsidiaries, including, but not limited to, the BankAmerica 401(k) Investment Plan, the BankAmerica Deferred Compensation Plan, the Management Incentive Stock Plan, the 1992 and 1987 Management Stock Plans, Stock Option Plan B, the BankAmerica Corporation Performance Equity Program (or any other long-term incentive plan), and any and all amendments (including post-effective amendments) to such registration statements.

         This power of attorney, unless earlier revoked or terminated, will terminate on January 31, 1999.


Dated: 2/2, 1998

                                                    /s/  TIMM F. CRULL
                                                    ------------------
                                                         Timm F. Crull



[Director-Employee Benefit Plans]

                                                                      Exhibit 24


                               POWER OF ATTORNEY
                               -----------------



         The undersigned, a Director of BankAmerica Corporation, hereby constitutes and appoints Cheryl Sorokin, Jeffrey R. Lapic, Willie C. Bogan and Venrice R. Palmer, and each of them, his or her attorneys-in-fact, each with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign registration statements under the Securities Act of 1933 relating to employee benefit plans of this Corporation and/or any participating subsidiaries, including, but not limited to, the BankAmerica 401(k) Investment Plan, the BankAmerica Deferred Compensation Plan, the Management Incentive Stock Plan, the 1992 and 1987 Management Stock Plans, Stock Option Plan B, the BankAmerica Corporation Performance Equity Program (or any other long-term incentive plan), and any and all amendments (including post-effective amendments) to such registration statements.

         This power of attorney, unless earlier revoked or terminated, will terminate on January 31, 1999.


Dated: 2/2, 1998

                                               /s/  KATHLEEN FELDSTEIN
                                               -----------------------
                                                    Kathleen Feldstein



[Director-Employee Benefit Plans]

                                                                      Exhibit 24


                               POWER OF ATTORNEY
                               -----------------


         The undersigned, a Director of BankAmerica Corporation, hereby constitutes and appoints Cheryl Sorokin, Jeffrey R. Lapic, Willie C. Bogan and Venrice R. Palmer, and each of them, his or her attorneys-in-fact, each with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign registration statements under the Securities Act of 1933 relating to employee benefit plans of this Corporation and/or any participating subsidiaries, including, but not limited to, the BankAmerica 401(k) Investment Plan, the BankAmerica Deferred Compensation Plan, the Management Incentive Stock Plan, the 1992 and 1987 Management Stock Plans, Stock Option Plan B, the BankAmerica Corporation Performance Equity Program (or any other long-term incentive plan), and any and all amendments (including post-effective amendments) to such registration statements.

         This power of attorney, unless earlier revoked or terminated, will terminate on January 31, 1999.


Dated: 1-30, 1998

                                                  /s/  DONALD E. GUINN
                                                  --------------------
                                                       Donald E. Guinn



[Director-Employee Benefit Plans]

                                                                      Exhibit 24


                               POWER OF ATTORNEY
                               -----------------


         The undersigned, a Director of BankAmerica Corporation, hereby constitutes and appoints Cheryl Sorokin, Jeffrey R. Lapic, Willie C. Bogan and Venrice R. Palmer, and each of them, his or her attorneys-in-fact, each with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign registration statements under the Securities Act of 1933 relating to employee benefit plans of this Corporation and/or any participating subsidiaries, including, but not limited to, the BankAmerica 401(k) Investment Plan, the BankAmerica Deferred Compensation Plan, the Management Incentive Stock Plan, the 1992 and 1987 Management Stock Plans, Stock Option Plan B, the BankAmerica Corporation Performance Equity Program (or any other long-term incentive plan), and any and all amendments (including post-effective amendments) to such registration statements.

         This power of attorney, unless earlier revoked or terminated, will terminate on January 31, 1999.


Dated: 1/30/, 1998

                                               /s/  FRANK L. HOPE, JR.
                                               -----------------------
                                                    Frank L. Hope, Jr.

[Director-Employee Benefit Plans]

                                                                      Exhibit 24


                               POWER OF ATTORNEY
                               -----------------



         The undersigned, a Director of BankAmerica Corporation, hereby constitutes and appoints Cheryl Sorokin, Jeffrey R. Lapic, Willie C. Bogan and Venrice R. Palmer, and each of them, his or her attorneys-in-fact, each with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign registration statements under the Securities Act of 1933 relating to employee benefit plans of this Corporation and/or any participating subsidiaries, including, but not limited to, the BankAmerica 401(k) Investment Plan, the BankAmerica Deferred Compensation Plan, the Management Incentive Stock Plan, the 1992 and 1987 Management Stock Plans, Stock Option Plan B, the BankAmerica Corporation Performance Equity Program (or any other long-term incentive plan), and any and all amendments (including post-effective amendments) to such registration statements.

         This power of attorney, unless earlier revoked or terminated, will terminate on January 31, 1999.


Dated: 2/2, 1998

                                                 /s/  WALTER E. MASSEY
                                                 ---------------------
                                                      Walter E. Massey



[Director-Employee Benefit Plans]

                                                                      Exhibit 24


                               POWER OF ATTORNEY
                               -----------------


         The undersigned, a Director of BankAmerica Corporation, hereby constitutes and appoints Cheryl Sorokin, Jeffrey R. Lapic, Willie C. Bogan and Venrice R. Palmer, and each of them, his or her attorneys-in-fact, each with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign registration statements under the Securities Act of 1933 relating to employee benefit plans of this Corporation and/or any participating subsidiaries, including, but not limited to, the BankAmerica 401(k) Investment Plan, the BankAmerica Deferred Compensation Plan, the Management Incentive Stock Plan, the 1992 and 1987 Management Stock Plans, Stock Option Plan B, the BankAmerica Corporation Performance Equity Program (or any other long-term incentive plan), and any and all amendments (including post-effective amendments) to such registration statements.

         This power of attorney, unless earlier revoked or terminated, will terminate on January 31, 1999.


Date: Jan. 29, 1998

                                                  /s/  JOHN M. RICHMAN
                                                  --------------------
                                                       John M. Richman



[Director-Employee Benefit Plans]

                                                                      Exhibit 24



                               POWER OF ATTORNEY
                               -----------------



         The undersigned, a Director of BankAmerica Corporation, hereby constitutes and appoints Cheryl Sorokin, Jeffrey R. Lapic, Willie C. Bogan and Venrice R. Palmer, and each of them, his or her attorneys-in-fact, each with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign registration statements under the Securities Act of 1933 relating to employee benefit plans of this Corporation and/or any participating subsidiaries, including, but not limited to, the BankAmerica 401(k) Investment Plan, the BankAmerica Deferred Compensation Plan, the Management Incentive Stock Plan, the 1992 and 1987 Management Stock Plans, Stock Option Plan B, the BankAmerica Corporation Performance Equity Program (or any other long-term incentive plan), and any and all amendments (including post-effective amendments) to such registration statements.

         This power of attorney, unless earlier revoked or terminated, will terminate on January 31, 1999.


Dated: 2/2, 1998

                                             /s/  RICHARD M. ROSENBERG
                                             -------------------------
                                                  Richard M. Rosenberg



[Director-Employee Benefit Plans]

                                                                      Exhibit 24



                               POWER OF ATTORNEY
                               -----------------


         The undersigned, a Director of BankAmerica Corporation, hereby constitutes and appoints Cheryl Sorokin, Jeffrey R. Lapic, Willie C. Bogan and Venrice R. Palmer, and each of them, his or her attorneys-in-fact, each with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign registration statements under the Securities Act of 1933 relating to employee benefit plans of this Corporation and/or any participating subsidiaries, including, but not limited to, the BankAmerica 401(k) Investment Plan, the BankAmerica Deferred Compensation Plan, the Management Incentive Stock Plan, the 1992 and 1987 Management Stock Plans, Stock Option Plan B, the BankAmerica Corporation Performance Equity Program (or any other long-term incentive plan), and any and all amendments (including post-effective amendments) to such registration statements.

         This power of attorney, unless earlier revoked or terminated, will terminate on January 31, 1999.


Dated: 2/2, 1998

                                                /s/  A. MICHAEL SPENCE
                                                ----------------------
                                                     A. Michael Spence



[Director-Employee Benefit Plans]

                                                                      Exhibit 24


                               POWER OF ATTORNEY
                               -----------------


         The undersigned, a Director of BankAmerica Corporation, hereby constitutes and appoints Cheryl Sorokin, Jeffrey R. Lapic, Willie C. Bogan and Venrice R. Palmer, and each of them, his or her attorneys-in-fact, each with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign registration statements under the Securities Act of 1933 relating to employee benefit plans of this Corporation and/or any participating subsidiaries, including, but not limited to, the BankAmerica 401(k) Investment Plan, the BankAmerica Deferred Compensation Plan, the Management Incentive Stock Plan, the 1992 and 1987 Management Stock Plans, Stock Option Plan B, the BankAmerica Corporation Performance Equity Program (or any other long-term incentive plan), and any and all amendments (including post-effective amendments) to such registration statements.

         This power of attorney, unless earlier revoked or terminated, will terminate on January 31, 1999.


Dated: 2/2, 1998

                                              /s/  SOLOMON D. TRUJILLO
                                              ------------------------
                                                   Solomon D. Trujillo



[Director-Employee Benefit Plans]